UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2016

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2016-2017 Award Formula under Profitable Growth Incentive Program

On February 24, 2016, the Compensation Committee (Committee) adopted the 2016-2017 Award Formula (Award Formula) under the Profitable Growth Incentive (PGI) Program and granted growth performance stock units (GPSUs) thereunder to certain key management employees including our named executive officers: Karl G. Glassman, President and CEO, Matthew C. Flanigan, Executive Vice President and CFO and Perry E. Davis, Senior Vice President, President – Residential Furnishings. As previously reported, David S. Haffner served the Company as Board Chair and Chief Executive Officer until December 31, 2015, and Joseph D. Downes, Jr., retired from his position as Senior Vice President, President – Industrial Materials as of April 5, 2015 continuing with the Company in a lesser position through December 31, 2015. As such, neither Mr. Haffner nor Mr. Downes were granted GPSUs.

The GPSUs are granted under our Flexible Stock Plan, amended and restated, effective as of May 5, 2015, which was filed March 25, 2015 as Appendix A to our Proxy Statement for the Annual Meeting of Shareholders. The Committee granted the GPSUs in accordance with the 2015 Form of Profitable Growth Incentive Award Agreement and Terms and Conditions (Form of Award), which was filed March 26, 2015 as Exhibit 10.1 to the Company’s Form 8-K, and is incorporated by reference. The Award Formula is attached and incorporated by reference as Exhibit 10.2.

The executives were granted a number of GPSUs determined by multiplying the executive’s current base annual salary by an award multiple (approved by the Committee), and dividing this amount by the average closing price of our common stock for the 10 trading days immediately following the date of our fourth quarter earnings press release. The number of GPSUs that will ultimately vest will depend on the Revenue Growth and EBITDA Margin of the Company (for Glassman and Flanigan), and the Residential Furnishings Segment (for Davis) at the end of a 2-year performance period beginning January 1, 2016 and ending December 31, 2017. The percentage of vested GPSUs will range from 0% to 250% of the number granted according to the payout schedules as shown below.

EBITDA Margin	2016-2017 Award Payout Percentage-Corporate (Glassman and Flanigan)
19.7%	0%	250%	250%	250%	250%	250%	250%	250%	250%
18.7%	0%	213%	250%	250%	250%	250%	250%	250%	250%
17.7%	0%	175%	213%	250%	250%	250%	250%	250%	250%
16.7%	0%	138%	175%	213%	250%	250%	250%	250%	250%
15.7%	0%	100%	138%	175%	213%	250%	250%	250%	250%
14.7%	0%	75%	100%	138%	175%	213%	250%	250%	250%
13.7%	0%	50%	75%	100%	138%	175%	213%	250%	250%
12.7%	0%	25%	50%	75%	100%	138%	175%	213%	250%
<12.7%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	<2.8%	2.8%	3.8%	4.8%	5.8%	6.8%	7.8%	8.8%	9.8%
	Revenue Growth

EBITDA Margin	2016-2017 Award Payout Percentage-Residential Furnishings Segment (Davis)
23.7%	0%	250%	250%	250%	250%	250%	250%	250%	250%
22.7%	0%	213%	250%	250%	250%	250%	250%	250%	250%
21.7%	0%	175%	213%	250%	250%	250%	250%	250%	250%
20.7%	0%	138%	175%	213%	250%	250%	250%	250%	250%
19.7%	0%	100%	138%	175%	213%	250%	250%	250%	250%
18.7%	0%	75%	100%	138%	175%	213%	250%	250%	250%
17.7%	0%	50%	75%	100%	138%	175%	213%	250%	250%
16.7%	0%	25%	50%	75%	100%	138%	175%	213%	250%
<16.7%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	<2.8%	2.8%	3.8%	4.8%	5.8%	6.8%	7.8%	8.8%	9.8%
	Revenue Growth

Definitions of EBITDA Margin and Revenue Growth can be found in the Award Formula. Payouts will be interpolated for achievement falling between the target levels shown above. The percentage of Revenue Growth achieved will be increased or decreased based on the difference between forecasted GDP growth minus actual GDP growth within the 2-year performance period, but this adjustment will only be made if the difference is greater than plus or minus 1%.

Fifty percent of the vested GPSUs will be paid in cash, and we intend to pay the remaining fifty percent in our common stock, although we reserve the right to pay up to one hundred percent in cash. We will pay any vested awards by March 15, 2018. Payments for the cash portion of the GPSUs will be equal to the number of vested GPSUs multiplied by the closing price of our common stock on the last business day of the performance period. For the stock portion of the GPSUs, shares will be issued on a one-to-one basis for vested GPSUs. The amount of cash paid and number of shares issued will be reduced for applicable tax withholding. GPSUs may not be transferred, assigned, pledged or otherwise encumbered, and have no voting or dividend rights.

The GPSUs will normally vest on the last day of the 2-year performance period. Generally, if the executive has a separation from service, other than for retirement, death or disability, before the GPSUs vest, they are immediately forfeited. If the separation of service is due to retirement, death or disability, the executive will receive a number of shares following the end of the Performance Period, which are prorated for the number of days during the Performance Period prior to termination. Also, in the event of disability, the GPSUs will continue to vest for 18 months after disability begins. Under certain circumstances, if a change in control of the Company occurs and the executive’s employment is terminated, the GPSUs will vest and the executive will receive a 250% payout.

The Form of Award contains a non-competition covenant for two years after payout, where, if violated, the executive must repay any gain. Also, if within 24 months of payment, we are required to restate previously reported financial statements, the executive must repay any amounts paid in excess of the amount that would have been paid based on the restated financials.

The foregoing is only a summary of the terms and conditions of the PGI Program and the GPSUs and is qualified in its entirety by reference to the Form of Award and Award Formula. All future awards under the PGI Program are expected to be made under the Form of Award. If the terms and conditions of future grants are materially different, the Company will make a subsequent filing of the updated form at that time.

Grants of GPSUs under the Profitable Growth Incentive Program

On February 24, 2016, the Committee granted the 2016-2017 GPSUs to our named executive officers in the amounts shown below.

	Threshold Payout	Base Award Target Payout	Maximum Payout
Named Executive Officer[1]	25%	100%	250%
Karl G. Glassman	5,125	20,500	51,250
Matthew C. Flanigan	2,148	8,590	21,475
Perry E. Davis	1,433	5,730	14,325

[1]	Neither Mr. Haffner nor Mr. Downes were granted 2016-2017 GPSUs.

Adoption of 2016 Individual Performance Goals

On February 24, 2016, the Committee adopted individual performance goals (IPGs) for our named executive officers. We expect that twenty percent of each executive’s cash award under our 2014 Key Officers Incentive Plan will be based on the achievement of the IPGs and will be included in the 2016 award formula adopted by the Committee at its March 2016 meeting. The goals for 2016 are:

Karl G. Glassman: Strategic planning, growth initiatives and succession planning.

Matthew C. Flanigan: Strategic planning, credit facility renewal, information technology and internal audit improvements.

Perry E. Davis: Growth of targeted businesses and supply chain initiatives.

Neither Mr. Haffner nor Mr. Downes have IPGs for 2016.

The achievement of the IPGs is measured by the following schedule.

Individual Performance Goals Payout Schedule

(1-5 scale)

Achievement	Payout
1 – Did not achieve goal	0%
2 – Partially achieved goal	50%
3 – Substantially achieved goal	75%
4 – Fully achieved goal	100%
5 – Significantly exceeded goal	up to 150%

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	2015 Form of Profitable Growth Incentive Award Agreement and Terms and Conditions (applicable to 2015 awards and all awards thereafter), filed March 26, 2015 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.2*	Award Formula for the 2016-2017 Profitable Growth Incentive Program.

10.3	Summary Sheet of Executive Cash Compensation, filed February 25, 2016 as Exhibit 10.7 to the Company’s Form 10-K, is incorporated by reference. (SEC File No. 001-07845)

10.4	The Company’s Flexible Stock Plan, amended and restated, effective as of May 5, 2015, filed March 25, 2015 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

*	Denotes filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: February 29, 2016	By:	/s/ JOHN G. MOORE
John G. Moore
Senior Vice President – Chief Legal & HR Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	2015 Form of Profitable Growth Incentive Award Agreement and Terms and Conditions (applicable to 2015 awards and all awards thereafter), filed March 26, 2015 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.2*	Award Formula for the 2016-2017 Profitable Growth Incentive Program.

10.3	Summary Sheet of Executive Cash Compensation, filed February 25, 2016 as Exhibit 10.7 to the Company’s Form 10-K, is incorporated by reference. (SEC File No. 001-07845)

10.4	The Company’s Flexible Stock Plan, amended and restated, effective as of May 5, 2015, filed March 25, 2015 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

*	Denotes filed herewith.